UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Street, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced and reported on a Current Report on Form 8-K dated April 17, 2006, Hologic, Inc. (the “Company”) and Suros Surgical Systems, Inc. (“Suros”) have entered into an Agreement and Plan of Merger, which provides for a business combination whereby Swordfish Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, will merge with and into Suros (the “Suros Merger”). As a result of the Suros Merger, the separate corporate existence of Swordfish Acquisition Corp. will cease and Suros will continue as the surviving corporation in the Suros Merger, and as a wholly-owned subsidiary of the Company. For additional information regarding the Suros Merger and the transactions contemplated thereby, see the Company’s Current Report on Form 8-K dated April 17, 2006.

On April 24, 2006, the Company announced and reported on a Current Report on Form 8-K dated April 24, 2006, that the Company and R2 Technology, Inc. (“R2”) entered into an Agreement and Plan of Merger, which provides for a business combination whereby Hydrogen Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, will merge with and into R2 (the “R2 Merger”). As a result of the R2 Merger, the separate corporate existence of Hydrogen Acquisition, Inc. will cease and R2 will continue as the surviving corporation in the R2 Merger, and as a wholly-owned subsidiary of the Company. For additional information regarding the R2 Merger and the transactions contemplated thereby, see the Company’s Current Report on Form 8-K dated April 24, 2006.

This Current Report on Form 8-K is being filed to present the following financial statements of each of Suros and R2, which financial statements are filed as exhibits hereto and are incorporated into this Item 8.01 by reference:

• Exhibit 99.1	-	Suros Surgical Systems, Inc. Audited Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

• Exhibit 99.2	-	Suros Surgical Systems, Inc. Unaudited Condensed Financial Statements for the Three Month Periods Ended March 31, 2006 and March 31, 2005

• Exhibit 99.3	-	R2 Technology, Inc. Audited Consolidated Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

• Exhibit 99.4	-	R2 Technology Unaudited Condensed Consolidated Financial Statements for the Three Month Periods Ended March 31, 2006 and March 31, 2005

This Current Report on Form 8-K is also being filed to present unaudited pro forma condensed consolidated financial statements of the Company, after giving effect to the Company’s proposed acquisitions of Suros and R2 that have not yet closed as if these transactions had been consummated on March 25, 2006 for purposes of the pro forma condensed consolidated balance sheet and September 26, 2004 for purposes of the pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated financial statements of the Company are attached as Exhibit 99.5 to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference.

The unaudited pro forma condensed consolidated balance sheet combines the historical unaudited consolidated balance sheets of the Company as of March 25, 2006, and for Suros and R2 as of March 31, 2006, prepared in accordance with U.S. GAAP. The unaudited pro forma condensed consolidated statements of operations for the year ended September 24, 2005, combines the historical consolidated financial statements of the Company for the twelve months ended September 24, 2005 and Suros and R2 for the twelve months ended December 31, 2005. The unaudited pro forma condensed consolidated statement of operations for the six months ended March 25, 2006, combines the historical consolidated statements of operations of the Company for the six months ended March 25, 2006 and Suros and R2 for the six months ended March 31, 2006.

The historical financial data for the Company has been derived from its consolidated financial statements as of the dates and for the periods indicated, which are included in the Company’s annual report on Form 10-K for the year ended September 24, 2005, filed with the Commission on December 6, 2005, and the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 25, 2006, filed with the Commission on May 5, 2006. The historical balance sheet and statements of operations data for Suros and R2 as of March 31, 2006 have been derived from the respective unaudited financial statements of those companies, filed as Exhibits 99.2 and 99.4, respectively, to this Current Report on Form 8-K. The historical results of operations data of Suros and R2 for the six months ended March 31, 2006 have been calculated by adding the respective unaudited results of operations data of those companies for the three months ended December 31, 2005, not included in this Current Report on Form 8-K, to the respective unaudited results of operations data of those companies for the three months ended March 31, 2006, filed as Exhibits 99.2 and 99.4, respectively, to this Current Report on Form 8-K. The results of operations data for Suros and R2 for the year ended December 31, 2005 have been derived from the respective audited financial statements of those companies filed as Exhibit 99.1 and 99.3, respectively, to this Current Report on Form 8-K.

Under the purchase method of accounting, the total estimated purchase price is allocated to the net tangible and intangible assets of the acquired entity based on their estimated fair values as of the completion of the transaction. The final determination of the purchase price allocation will be based on the fair values of assets acquired, including the fair values of in-process research and development, other identifiable intangible assets and the fair values of liabilities assumed as of the date that the merger is consummated. The allocation of purchase price is preliminary.

The unaudited pro forma condensed consolidated financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisitions been completed on the assumed dates or for the periods presented, or which may be realized in the future. To produce the pro forma financial information, the Company allocated the purchase price using its best estimates of fair value. These estimates are based on the most recently available information. In addition to the valuation of the fair value of net tangible and identifiable intangible assets, the impact of the integration activities, the timing of the completion of each transaction and other changes in either Suros’ or R2’s net tangible and intangible assets that may occur prior to completion of each transaction could cause material differences from the information presented herein. Accordingly, the purchase accounting adjustments reflected in the unaudited pro forma condensed consolidated financial statements are preliminary and subject to change. Further, the unaudited pro forma condensed consolidated financial statements do not include any adjustments for restructuring liabilities that may result from integration activities, as management of the Company, Suros and R2 have not yet determined the nature and extent of these activities. The unaudited pro forma financial information does not reflect any potential operating efficiencies.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION
23.1	Consent of Ernst & Young LLP

23.2	Consent of KPMG LLP

99.1	Suros Surgical Systems, Inc. Audited Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

99.2	Suros Surgical Systems, Inc. Unaudited Condensed Financial Statements for the Three Month Periods Ended March 31, 2006 and March 31, 2005

99.3	R2 Technology, Inc. Audited Consolidated Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

99.4	R2 Technology Unaudited Condensed Consolidated Financial Statements for the Three Month Periods Ended March 31, 2006 and March 31, 2005

99.5	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 25, 2006 and Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the Year Ended September 24, 2005 and the Six Months Ended March 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Chief Financial Officer, Executive Vice President, Finance and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23.1	Consent of Ernst & Young LLP

23.2	Consent of KPMG LLP

99.1	Suros Surgical Systems, Inc. Audited Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

99.2	Suros Surgical Systems, Inc. Unaudited Condensed Financial Statements for the Three Month Periods Ended March 31, 2006 and March 31, 2005

99.3	R2 Technology, Inc. Audited Consolidated Financial Statements for the Years Ended December 31, 2005, 2004 and 2003

99.4	R2 Technology Unaudited Condensed Consolidated Financial Statements for the Three Month Periods Ended March 31, 2006 and March 31, 2005

99.5	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 25, 2006 and Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the Year Ended September 24, 2005 and the Six Months Ended March 25, 2006